[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                              [Graphic Omitted]


                    MFS(R) GLOBAL
                    GROWTH FUND

                    SEMIANNUAL REPORT o APRIL 30, 2000




          ------------------------------------------------------------
              MUTUAL FUND GIFT KITS (see page 39)
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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary ....................................................... 10
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 27
Notes to Financial Statements ............................................. 34
Trustees and Officers ..................................................... 41


       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE         ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                         MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

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NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
Historically, there have been two ways that shareholders in stocks and stock mutual funds could potentially make money: capital gains from share price appreciation and dividend payments. Over the past decade, however, it appears to us that dividends have become less and less relevant as a means of profiting from stock investments. Investors who in the past may have counted on dividend payments from stocks or stock funds as a source of income are sometimes finding their payments are no longer meeting their needs. In the balance of this letter, we'd like to address why that has happened, why this may in some ways be good for investors, and what investors may want to do to adjust to the new reality of shrinking dividends.

A FUNDAMENTAL CHANGE
When a company pays a dividend, it is essentially sharing its profits with stockholders. Until the 1950s, paying a dividend was standard practice for a majority of American companies; dividend payments were virtually required to compensate investors for taking on the risks associated with investing in stocks.

What has happened in the ensuing decades, however, is a fundamental change in the way investors view the stock market. The tremendous popularity of Individual Retirement Accounts and 401(k) retirement plans has introduced a flood of new investors to stocks and stock mutual funds, and a generally rising market through most of the past decade has made the experience a very positive one for many of those shareholders.

As a result, investors appear to be focusing much more on share price and on company earnings -- which we believe are the strongest long-term driver of share prices -- than on dividend payments. Summing up the trend, The New York Times commented on January 4, 2000, that "a growing portion of corporate America appears to be concluding that dividends are no longer needed to attract investors and are therefore an unnecessary cost of doing business. Fewer companies are raising dividends, and more and more major companies do not bother to pay them at all."

BENEFITS FOR INVESTORS
In assessing whether this trend is good for investors, it may help to look at what shareholders have traditionally regarded as the benefits of dividends. One benefit was that a dividend payment served as an indication that a company was in good health, because it was generating profits that it could share with its investors. However, there are other ways for a corporation to use its profits that over the long term may benefit shareholders more than a dividend.

As part of the MFS Original Research(R) process that we use in evaluating potential investments, one thing we look for is companies that are investing their profits back in their businesses. Profits can be used to fund additional research, product development, marketing, and other areas that may improve the earnings of a company and potentially result in higher stock prices. Share buybacks are another way we like to see a company reinvest its profits. By buying back its own shares and thus reducing the number of shares outstanding, a company may increase the value of existing shares. Over the long term, we believe such actions may benefit shareholders more than a dividend payment. An additional reason we feel dividends are an inefficient way for a company to use its profits is that dividend payouts are subject to double taxation: once as corporate profits and a second time as ordinary income to shareholders.

POTENTIAL DOWNSIDE PROTECTION
"Downside protection" is a second potential benefit that investors have historically attributed to dividends. The reasoning went that, during a bad market period, a stockholder could at least count on dividend payments to somewhat counteract the effect of declining share prices. We believe, however, that the best long-term protection against market volatility is simply investing in good businesses -- which is why our research is focused on identifying companies with the potential to grow earnings over the long haul, taking down markets in their stride.

And although dividend payments may appear to provide some short-term protection against volatility, over the past decade stock prices in general have risen much faster than dividends, making most dividend payments too small to provide significant protection. In 1999, for example, the average dividend yield of stocks in the Standard & Poor's 500 Composite Index was only 1.21%(1) -- whereas yields had averaged in the 3% - 4% range or greater during the decades of the 1960s, '70s, and '80s.(2)

ALTERNATE INCOME STREAMS
A third benefit of stock dividend payments has traditionally been that they may provide a steady stream of income, allowing an investor to receive money from stock or stock mutual fund investments without selling shares. This benefit has often been used to provide retirement income. Over the past decade, however, many investors have found their dividend checks shrinking while the value of their holdings may have appreciated considerably.

Intuitively, receiving a stream of dividend income without reducing the principal in one's account may seem preferable to selling shares to generate income. But investors should also bear in mind the tax consequences of dividend income. Dividends are federally taxed as ordinary income, whereas profits from selling stock or mutual fund shares held more than one year are taxed at the capital gains rate of 20% -- which for many investors is lower than their ordinary income tax bracket. Many shareholders may find themselves paying lower taxes on profits from share appreciation than on dividend income. Given the current reality of low and declining stock dividends, we would suggest that investors seeking an income stream from their equity portfolio talk with their investment professionals about alternate payout methods. Two possible strategies are systematic withdrawals and bond investing.

With a systematic withdrawal, an investor's account is set up to sell shares in order to pay out a fixed amount on a regular schedule. The advantage of this approach is that the payout amount is always the same, regardless of market fluctuations or variations in dividends paid by the holdings in the account. In a period when the market is rising, share price appreciation may in fact compensate for some selling of holdings. Of course, the disadvantage of a systematic withdrawal is that, depending on the payout amount, the principal balance in the account will most likely shrink as shares are sold. At some point an investor can potentially run out of money.

For investors who feel more comfortable not drawing down their account principal, bond funds may present an attractive alternative for providing an income stream. High-yield bond funds, in particular, may offer the potential for higher dividend yields than many stock funds are offering today. A disadvantage is that, historically, bond funds have not tended to offer as much potential for long-term share price appreciation as have stock funds. Investors should also understand that, although investments in lower-rated securities such as high-yield bonds may provide greater returns, they are also associated with greater-than-average risk.(3) We suggest that investors work with their investment professionals to determine whether a bond fund or systematic withdrawal plan may meet their needs within their expected time frames.

As with most major changes in the financial markets, the overall decline in stock dividend payments presents a combination of challenges and potential benefits for investors. We feel that most investors will be best served by working with their investment professionals to continually monitor such changes in the financial markets, as well as changes in their own situations, and adjusting their portfolios accordingly. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames
     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

May 18, 2000

------------
(1)Source: Standard & Poor's. The Standard & Poor's 500 Composite Index (the S&P 500) is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index.
(2)Source: FactSet Research. The dividend yield of a stock is calculated by dividing the dividend per share by the current market price per share.
(3)These risks may increase share price volatility. Please see a prospectus for details.

A prospectus containing more complete information on any MFS product, including charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended April 30, 2000, Class A shares of the Fund provided a total return of 35.49%, Class B shares 35.00%, Class C shares 34.97%, and Class I shares 35.66%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to an 8.07% return over the same period for the Fund's benchmark, the Morgan Stanley Capital International All Country World Index (the MSCI Index). The MSCI Index is an unmanaged index of developed country and emerging market equities. During the same period, the average global fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 16.44%.

Q.  WHAT HELPED THE FUND OUTPERFORM ITS PEERS?

A. Most of the Fund's outperformance stemmed from its relatively large stake in the three industry groups that dominated the global markets during the period -- technology, telecommunications, and media companies -- and our favorable stock selections within those sectors. All three sectors defied expectations by shrugging off interest-rate worries and climbing into uncharted territory, although a mid-April sell off took away some of their steam.

    Two of the Fund's largest technology holdings were among its best performers. The share price of Oracle, which makes the software that has become the foundation for many Web sites, e-commerce, and corporate networks, nearly quadrupled. Cisco, the leading maker of the network devices that have become the backbone of the Internet, also posted large gains. Semiconductor manufacturers and equipment companies, including Altera, Applied Materials, Micron Technology, and Analog Devices, performed exceptionally well. Fueled by the growing demand for all types of chips, pricing turned more favorable and earnings expanded rapidly in response. Many of the same trends that benefited U.S. technology stocks also helped boost our holdings in foreign companies such as Canon and Ericsson.

Q.  WERE THERE ANY TECHNOLOGY STOCKS THAT DIDN'T KEEP PACE?

A. Probably the biggest disappointment within the technology sector was Microsoft. The double whammy of a disappointing third-quarter earnings report and the Justice Department's call for a breakup of the company led to a lower share price. BMC Software also performed poorly after reporting disappointing earnings results. Finally, the Japanese "incubator" Softbank suffered sizable losses. Softbank is known as an incubator because it invests in or acquires growing Internet companies and then helps nurse them along. The company's stock price buckled when investors grew skittish about the valuations of dot.com-related stocks.

Q.  WHICH OF THE FUND'S TELECOMMUNICATIONS HOLDINGS CONTRIBUTED TO PERFORMANCE?

A. To a much larger extent than their U.S. counterparts, foreign telecommunications companies -- through their wireless, Internet service, and data transmission business -- we feel have transformed themselves from old-line, slow-growth utilities into fast-growing, dynamic companies. Canadian telecommunications equipment company Nortel posted strong gains thanks to good growth in its fiber-optic business. In the Netherlands, KPN benefited from its big push into wireless communications with the acquisition of a German wireless operator, which transformed them into a pan-European provider in the process. Finland's Nokia benefited from the explosion in cellular and mobile telecommunications. Most of our emerging market telecommunications companies also did well. China Telecom, for example, rose substantially in response to rapid subscriber growth. Some Brazilian companies -- particularly Telesp -- were winners as that country's economy rebounded and investors sought out emerging market telecommunications companies that were cheaper alternatives to developed market investments.

Q.  WHICH MEDIA COMPANIES WERE TOP PERFORMERS?

A. Capital Radio in the United Kingdom and Television Francaise in France were prime beneficiaries of an increase in dot.com advertising in Europe. Late last year, our analysts forecasted that European media companies would experience an explosion of dot.com advertising, just as the United States had during 1999. To date, that forecast has been on target, with dot.com companies accounting for 10% to 20% of European TV stations' ad revenue at the end of April, up from virtually nothing a year earlier.

Q. TOWARD THE END OF THE PERIOD, YOU CUT BACK THE FUND'S STAKE IN TECHNOLOGY COMPANIES A BIT, LOCKING IN GAINS TO SEARCH FOR MORE ATTRACTIVE VALUES ELSEWHERE. WHERE DID YOU FIND THOSE STOCKS?

A. The holdings we added toward the end of the period were a pretty eclectic group. We added U.S. retailers such as grocery store chain Safeway and drug store chain CVS, both of which enjoyed steady earnings growth. A few Japanese pharmaceutical companies, such as Chugai Pharmaceuticals, also caught our attention because we feel they were trading at attractive levels compared to their U.S. counterparts.

Q.  WHAT OTHER CHANGES DID YOU MAKE DURING THE PAST SIX MONTHS?

A. In Asia, we increasingly turned our focus away from banks toward nonbank financial services stocks. We believe the economic rebound in many Asian economies and the surge in equity trading volume have made securities firms such as Japan's Daiwa Securities particularly attractive. We've taken a similar approach in the United States, where we believe banks are beginning to feel the pressure of lower-cost Internet competitors. That helps to explain why we kept most of our financial services holdings in nonbanks such as Merrill Lynch and Morgan Stanley Dean Witter, whose asset management and capital markets businesses continued to do well.

Q.  WHAT'S YOUR OUTLOOK FOR GLOBAL MARKETS?

A. In the United States, we're encouraged by the fact that corporate earnings were quite strong during the first quarter of 2000 because we believe stock prices tend to follow earnings. That said, we wouldn't be surprised if the U.S. market remained volatile as investors try to decipher potentially contradictory evidence about the direction of the economy and interest rates.

    We're also expecting earnings gains in Europe, where we believe a number of trends seem to be setting up a favorable backdrop. Corporations just recently have begun to enjoy the benefits of restructuring and consolidation. Furthermore, we feel Europe appears to be on the verge of a meaningful and sustainable rebound. In some ways, the present situation in Europe reminds us of the situation in the United States in the early 1990s. Then, we believe that cost cutting combined with an improving economy to set the stage for better earnings growth. We believe that a similar set of circumstances could take hold in Europe and buoy stocks there over the next several years.

    We're not as confident about the Japanese economy, which continues to teeter on the verge of a recession. So we plan to be very selective in Japan, using our MFS Original Research(R) to seek companies that we feel can grow earnings by differentiating themselves from their competitors.

    Recovering emerging market economies we believe may also yield some attractive opportunities. But, as always, emerging markets carry unique risks, so we're likely to limit our holdings in them.

    We're likely to continue our emphasis on technology, telecommunications, and media stocks as long as their fundamental growth rates remain strong and demand for the companies' goods and services stays firm. Many companies in those sectors continue to surprise on the upside, growing at much faster-than- expected rates. Wireless subscription growth rates across the globe have accelerated much more quickly than originally forecast, while the growth in data transmission is expanding far faster and to a much greater magnitude than originally thought. Admittedly, the high valuations for some of these stocks are unprecedented. Our approach is to be very selective, choosing companies that we believe have meaningful franchises and legitimate business models that can be sustained over the long term.

    /s/ David A. Antonelli                    /s/ John W. Ballen

        David A. Antonelli                        John W. Ballen
        Director of International Equity          Portfolio Manager
        Research*

   /s/ Toni Y. Shimura

       Toni Y. Shimura
       Portfolio Manager

* The committee of MFS international research analysts is responsible for the day-to-day management of a portion of the Fund under the general supervision of Mr. Antonelli.

The opinions expressed in this report are those of the portfolio managers and the Director of International Equity Research and are current only through the end of the period of the report as stated on the cover. Their views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

JOHN W. BALLEN IS PRESIDENT, CHIEF INVESTMENT OFFICER, AND A MEMBER OF THE MANAGEMENT COMMITTEE AND BOARD OF DIRECTORS OF MFS INVESTMENT MANAGEMENT(R). HE IS A PORTFOLIO MANAGER OF MFS(R) EMERGING GROWTH FUND, MFS(R) EMERGING GROWTH SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST (SM)), THE EMERGING GROWTH SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, MFS(R) GLOBAL GROWTH FUND, AND THE GLOBAL GROWTH SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. IN ADDITION, MR. BALLEN OVERSEES THE PORTFOLIO MANAGEMENT OF MFS(R) INSTITUTIONAL MID CAP GROWTH FUND AND MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND. HE JOINED THE MFS RESEARCH DEPARTMENT IN 1984 AS A RESEARCH ANALYST. HE WAS NAMED INVESTMENT OFFICER AND PORTFOLIO MANAGER IN 1986, VICE PRESIDENT IN 1987, DIRECTOR OF RESEARCH IN 1988, SENIOR VICE PRESIDENT IN 1990, DIRECTOR OF EQUITY PORTFOLIO MANAGEMENT IN 1993, CHIEF EQUITY OFFICER IN 1995, EXECUTIVE VICE PRESIDENT IN 1997, AND PRESIDENT, CHIEF INVESTMENT OFFICER, AND A MEMBER OF THE BOARD IN 1998. MR. BALLEN IS A GRADUATE OF HARVARD COLLEGE AND EARNED A MASTER OF COMMERCE DEGREE FROM THE UNIVERSITY OF NEW SOUTH WALES IN AUSTRALIA AND AN M.B.A. DEGREE FROM STANFORD UNIVERSITY.

TONI Y. SHIMURA IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) MANAGED SECTORS FUND AND THE MANAGED SECTORS SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. SHE IS ALSO A PORTFOLIO MANAGER OF MFS(R) GLOBAL GROWTH FUND, MFS(R) EMERGING GROWTH SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)), AND THE GLOBAL GROWTH SERIES AND THE EMERGING GROWTH SERIES, BOTH OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. MS. SHIMURA JOINED MFS IN 1987 AS A RESEARCH ANALYST. SHE WAS NAMED INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT IN 1992, PORTFOLIO MANAGER IN 1993, AND SENIOR VICE PRESIDENT IN 1999. MS. SHIMURA IS A GRADUATE OF WELLESLEY COLLEGE AND THE SLOAN SCHOOL OF MANAGEMENT OF THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:               SEEKS CAPITAL APPRECIATION BY INVESTING IN SECURITIES
                         OF COMPANIES WORLDWIDE GROWING AT RATES MANAGERS EXPECT
                         TO BE WELL ABOVE THE GROWTH RATE OF THE U.S. ECONOMY.

COMMENCEMENT OF
INVESTMENT OPERATIONS:   NOVEMBER 18, 1993

CLASS INCEPTION:         CLASS A  NOVEMBER 18, 1993
                         CLASS B  NOVEMBER 18, 1993
                         CLASS C  JANUARY 3, 1994
                         CLASS I  JANUARY 2, 1997

SIZE:                    $916.2 MILLION NET ASSETS AS OF APRIL 30, 2000

PERFOMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

THROUGH APRIL 30, 2000

CLASS A
                                       6 Months         1 Year         3 Years         5 Years               Life*
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                +35.49%        +51.36%        +105.48%        +168.30%            +200.00%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                   --          +51.36%        + 27.13%        + 21.82%            + 18.58%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                   --          +42.66%        + 24.65%        + 20.39%            + 17.50%
--------------------------------------------------------------------------------------------------------------------

CLASS B
                                       6 Months         1 Year         3 Years         5 Years               Life*
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                +35.00%        +50.20%        +101.04%        +158.24%            +185.38%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                   --          +50.20%        + 26.21%        + 20.89%            + 17.66%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                   --          +46.20%        + 25.58%        + 20.71%            + 17.66%
--------------------------------------------------------------------------------------------------------------------

CLASS C
                                       6 Months         1 Year         3 Years         5 Years               Life*
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                +34.97%        +50.24%        +100.96%        +158.38%            +186.04%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                   --          +50.24%        + 26.19%        + 20.91%            + 17.71%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                   --          +49.24%        + 26.19%        + 20.91%            + 17.71%
--------------------------------------------------------------------------------------------------------------------

CLASS I
                                       6 Months         1 Year         3 Years         5 Years               Life*
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                +35.66%        +51.73%        +107.37%        +170.91%            +202.92%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                   --          +51.73%        + 27.52%        + 22.06%            + 18.76%
--------------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, November 18, 1993, through April 30, 2000.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class C share performance includes the performance of the Fund's Class B shares for periods prior to its inception (blended performance). Class I share performance includes the performance of the Fund's Class A shares for periods prior to its inception. Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance returns have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period. Because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 2000

FIVE LARGEST STOCK SECTORS

               TECHNOLOGY                              39.3%
               UTILITIES & COMMUNICATIONS              19.3%
               FINANCIAL SERVICES                       8.3%
               RETAILING                                7.2%
               HEALTH CARE                              6.7%

TOP 10 STOCK HOLDINGS

ORACLE CORP.  6.3%                              INTEL CORP.  1.4%
U.S. database software developer and            U.S. semiconductor manufacturer
manufacturer
                                                FAST RETAILING CO.  1.4%
CISCO SYSTEMS, INC.  3.6%                       Japanese retail chain
U.S. computer network developer
                                                KPN N.V.  1.3%
VODAFONE AIRTOUCH PLC  2.1%                     Dutch telecommunications company
British wireless communications services
provider                                        NOKIA CORP.  1.3%
                                                Finnish wireless communications
NORTEL NETWORKS CORP.  1.9%                     equipment manufacturer
Canadian designer and developer of data and
telephony networks                              APPLIED MATERIALS, INC.  1.3%
                                                U.S. semiconductor equipment
ALTERA CORP.  1.4%                              and materials manufacturer
U.S. semiconductor manufacturer

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- April 30, 2000

Stocks - 94.3%
--------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES              VALUE
--------------------------------------------------------------------------------------------------
Foreign Stocks - 52.6%
  Argentina
    IMPSAT Fiber Networks, Inc. (Telecommunications)*                     7,110       $    112,427
--------------------------------------------------------------------------------------------------
  Australia - 0.7%
    Australia & New Zealand Banking Group Ltd. (Banks and
      Credit Cos.)*                                                     302,400       $  2,089,173
    Cable & Wireless Optus Ltd. (Telecommunications)                    892,900          2,881,170
    Telstra Corp. Ltd. (Telecommunications)                             400,500          1,715,297
                                                                                      ------------
                                                                                      $  6,685,640
--------------------------------------------------------------------------------------------------
  Belgium - 0.1%
    Lernout & Hauspie Speech Products N.V. (Electronics)*                 2,000       $    192,687
    Lernout & Hauspie Speech Products N.V., "B"
      (Electronics)*                                                      6,600            643,500
                                                                                      ------------
                                                                                      $    836,187
--------------------------------------------------------------------------------------------------
  Bermuda - 0.2%
    FLAG Telecom Holdings Ltd. (Telecommunications)*                     34,830       $    679,185
    Global Crossing Ltd. (Telecommunications)*                           40,500          1,275,750
                                                                                      ------------
                                                                                      $  1,954,935
--------------------------------------------------------------------------------------------------
  Brazil - 1.5%
    Aracruz Celulose S.A. (Forest and Paper Products)                    11,040       $    206,310
    Banco Itau S.A. (Banks and Credit Cos.)                           7,279,000            544,413
    Caemi Mineracao e Metalurgica S.A. (Minerals)                     4,261,000            387,149
    Companhia Brasileira de Distribuicao Grupo Pao de
      Acucar, ADR (Supermarkets)                                         19,360            551,760
    Companhia Cervejaria Brahma, ADR (Beverages)                          9,100            141,050
    Companhia Vale Rio Doce, ADR (Mining)                                18,820            466,211
    Companhia Vale Rio Doce, Preferred (Mining)                          10,553            261,340
    Embratel Participacoes S.A. (Telecommunications)                     33,790            760,275
    Petroleo Brasileiro S.A. (Oils)                                      21,330            505,338
    Petroleo Brasileiro S.A., Preferred (Oils)                        7,219,300          1,720,233
    Tele Centro Oeste Celular Participacoes S.A., ADR
      (Telecommunications)                                               93,520          1,075,480
    Tele Centro Sul Participacoes S.A.
      (Telecommunications)*                                          33,490,985            343,445
    Tele Centro Sul Participacoes S.A., ADR
      (Telecommunications)*                                               5,100            325,125
    Tele Centro Sul Participacoes S.A., Preferred
      (Telecommunications)*                                          24,404,000            319,077
    Tele Norte Celular Participacoes S.A., ADR (Cellular
      Telecommunications)*                                               15,560            710,897
    Tele Sudeste Celular Participacoes S.A.
      (Telecommunications)                                               13,490            576,697
    Telecomunicacoes de Sao Paulo S.A.
      (Telecommunications)*                                             128,180          3,236,545
    Teleleste Celular Participacoes S.A.
      (Telecommunications)                                                  800             32,800
    Telemig Celular Participacoes S.A., ADR
      (Telecommunications)                                                9,531            557,564
    Telesp Participacoes S.A., Preferred
      (Telecommunications)*                                              26,789            696,217
    Uniao de Banco Brasiliero S.A. (Banks and Credit Cos.)               17,200            428,925
    Votorantim Celulose E Papel S.A., ADR (Forest and
      Paper Products)                                                    15,230            224,643
                                                                                      ------------
                                                                                      $ 14,071,494
--------------------------------------------------------------------------------------------------
  Canada - 2.7%
    Aliant, Inc. (Telecommunications)                                    37,100       $    781,579
    AT&T Canada, Inc. (Telecommunications)*                              40,500          1,726,313
    BCE, Inc. (Telecommunications)                                       36,900          4,234,275
    Manitoba Telecom Services, Inc. (Telecommunications)                115,550          1,931,817
    Nortel Networks Corp. (Telecommunications)                          145,880         16,520,910
                                                                                      ------------
                                                                                      $ 25,194,894
--------------------------------------------------------------------------------------------------
  China - 0.1%
    China Telecom Hong Kong Ltd. (Telecommunications)*                    8,170       $  1,198,437
--------------------------------------------------------------------------------------------------
  Croatia
    Pliva d.d. (Medical and Health Products)                              9,700       $    119,795
    Pliva d.d., GDR (Medical and Health Products)                        24,870            307,145
                                                                                      ------------
                                                                                      $    426,940
--------------------------------------------------------------------------------------------------
  Czechoslovakia - 0.1%
    Cesky Telecom A.S. (Telecommunications)*                             32,030       $    587,751
--------------------------------------------------------------------------------------------------
  Denmark - 0.2%
    ISS A/S Co. (Business Services)*                                     25,900        $ 1,637,839
    ISS A/S Co., "B" (Business Services)                                  1,100             69,561
                                                                                      ------------
                                                                                      $  1,707,400
--------------------------------------------------------------------------------------------------
  Egypt - 0.1%
    Al Ahram Beverage Co. S.A., GDR (Beverages)*                         21,540       $    376,950
    Egypt Mobile Phone (Telecommunications)*                             11,430            436,539
                                                                                      ------------
                                                                                      $    813,489
--------------------------------------------------------------------------------------------------
  Estonia - 0.1%
    AS Eesti Telekom, GDR (Telecommunications)                           25,815       $    609,250
--------------------------------------------------------------------------------------------------
  Finland - 1.9%
    Nokia Corp., ADR (Telecommunications)                               200,000       $ 11,375,000
    Sonera Oyj (Telecommunications)                                      82,500          4,536,547
    Tieto Corp. (Computer Software - Systems)                            29,970          1,443,706
                                                                                      ------------
                                                                                      $ 17,355,253
--------------------------------------------------------------------------------------------------
  France - 4.8%
    Alcatel Co. (Telecommunications)                                     12,700       $  2,943,473
    Axa (Insurance)                                                      32,300          4,788,203
    Banque Nationale de Paris (Banks and Credit Cos.)                    41,000          3,312,850
    Bouygues S.A. (Telecommunications)                                    7,980          5,091,622
    Business Objects S.A., ADR (Computer Software - Systems)*             8,500            831,937
    Integra S.A. (Computer Software - Services)*                         27,500            622,369
    Natexis Co. (Finance)                                                 5,700            388,555
    Sanofi-Synthelabo S.A. (Medical and Health Products)*               115,000          4,290,690
    STMicroelectronics Co. (Electronics)                                 18,150          3,462,623
    Technip S.A. (Construction)                                          34,700          3,958,123
    Television Francaise (Entertainment)                                  3,342          2,287,271
    Total S.A., "B" (Oils)                                               37,500          5,688,578
    Vivendi S.A. (Business Services)                                     51,500          5,092,749
    Wavecom S.A., ADR (Electronics)*                                     10,200            809,625
                                                                                      ------------
                                                                                      $ 43,568,668
--------------------------------------------------------------------------------------------------
  Germany - 1.5%
    Freenet.de AG (Internet)*                                               770       $     78,384
    Fresenius AG (Medical Supplies)                                      11,400          2,523,016
    Fresenius AG, Preferred (Medical Supplies)                           17,700            786,680
    GFT Technology AG (Computer Software - Services)*                     4,600            731,664
    Henkel KGaA, Preferred (Chemicals)                                   30,983          1,802,269
    Infineon Technologies AG (Electronics)*                               7,450            512,926
    Poet Holdings, Inc. (Computer Software-Services)*                     7,200            446,306
    Prosieben Media AG, Preferred (Entertainment)*                       29,300          2,615,142
    SAP AG, Preferred (Computer Software - Systems)                       4,000          2,357,687
    T-Online International AG (Internet)*                                49,990          1,876,503
    Tricom S.A., ADR (Telecommunications)*                                6,650            119,700
                                                                                      ------------
                                                                                      $ 13,850,277
--------------------------------------------------------------------------------------------------
  Greece - 0.4%
    Antenna TV S.A., ADR (Broadcasting)*                                 57,589       $  1,112,187
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                               83,428          1,878,867
    STET Hellas Telecommunications S.A., ADR
      (Telecommunications)*                                              18,970            433,939
                                                                                      ------------
                                                                                      $  3,424,993
--------------------------------------------------------------------------------------------------
  Hong Kong - 1.3%
    China Telecom Ltd. (Telecommunications)                             648,000       $  4,638,258
    Li & Fung Ltd. (Consumer Goods and Services)*                     1,720,000          6,713,315
    PetroChina Co. Ltd. (Oils)*                                       6,202,000            963,501
                                                                                      ------------
                                                                                      $ 12,315,074
--------------------------------------------------------------------------------------------------
  Hungary - 0.2%
    Magyar Tavkozlesi Rt., ADR (Telecommunications)*                     46,835       $  1,630,443
--------------------------------------------------------------------------------------------------
  India - 0.5%
    Infosys Technologies Ltd., ADR (Computer Software -
      Services)                                                           2,230       $    452,690
    Mahanagar Telephone Nigam Ltd., GDR (Telecommunications)##           70,270            878,375
    Reliance Industries Ltd. (Conglomerate)##                            29,010            751,359
    Satyam Infoway Ltd., ADR (Internet)*                                 13,900            538,625
    SSI Ltd., GDR (Computer Software - Services)*##                      10,320             90,300
    Videsh Sanchar Nigam Ltd., GDR (Telecommunications)##                83,120          1,550,188
                                                                                      ------------
                                                                                      $  4,261,537
--------------------------------------------------------------------------------------------------
  Ireland - 0.1%
    Trintech Group PLC, ADR (Computer Software -
      Products)*                                                         19,500       $    526,500
--------------------------------------------------------------------------------------------------
  Israel - 0.1%
    Partner Communications Co. Ltd., ADR (Cellular
      Telephones)*                                                       77,840       $    831,915
--------------------------------------------------------------------------------------------------
  Italy - 0.5%
    San Paolo - Imi S.p.A. (Banks and Credit Cos.)                      294,317       $  4,119,573
--------------------------------------------------------------------------------------------------
  Japan - 10.7%
    Canon, Inc. (Special Products and Services)                         113,000       $  5,169,182
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)                    428,000          8,243,726
    Daikin Industries Ltd. (Consumer Goods and Services)                151,000          2,873,461
    Daiwa Securities Group, Inc. (Banks and Credit Cos.)                231,000          3,529,494
    Eisai Co. Ltd. (Medical and Health Products)                        171,000          4,987,962
    Fast Retailing Co. (Retail)                                          26,600         11,724,790
    Fujitsu Ltd. (Computer Hardware - Systems)                          100,000          2,833,596
    Hitachi Ltd. (Electronics)                                          269,000          3,213,353
    Keyence Corp. (Electronics)                                          10,803          3,586,328
    Meitec Corp. (Computer Software - Systems)                           48,700          1,528,781
    Mimasu Semiconductor Industry Co. Ltd. (Electronics)                 97,100          1,691,315
    Murata Manufacturing Co. Ltd. (Electronics)                          20,000          3,889,249
    Nintendo Co. (Entertainment)                                          9,500          1,583,480
    Nippon Telegraph & Telephone Co. (Utilities -
      Telephone)                                                            469          5,819,613
    Nitto Denko Corp. (Industrial Goods and Services)                    44,000          1,727,567
    NTT Mobile Communications Network, Inc.
      (Telecommunications)                                                  264          8,825,262
    Orix Corp. (Financial Services)                                      24,640          3,518,370
    Pioneer Electronic Corp. (Electronics)                               63,000          1,720,993
    Rohm Co. (Electronics)                                               12,500          4,190,203
    Secom Co. (Consumer Goods and Services)                              44,000          3,691,453
    Softbank Corp. (Internet)                                             3,300            812,853
    Softbank Corp., New Shares (Internet)                                 6,600          1,625,706
    Sony Corp. (Electronics)                                             23,900          2,746,541
    Sony Corp., New Shares (Electronics)*                                14,400          1,666,821
    Ushio, Inc. (Electronics)                                           189,000          4,419,159
    Yahoo Japan Corp. (Internet)                                              4          2,000,185
                                                                                      ------------
                                                                                      $ 97,619,443
--------------------------------------------------------------------------------------------------
  Malaysia - 0.4%
    Malayan Banking Berhad (Banks and Credit Cos.)                      107,000       $    444,918
    Malaysian Pacific Industries Berhad (Electronics)                    97,000          1,084,926
    Resorts World Berhad (Entertainment)                                139,000            449,945
    Sime Darby Berhad (Holding Company)                                 299,000            350,950
    Telekom Malaysia Berhad (Telecommunications)                        124,000            430,759
    Unisem (M) Berhad (Electronics)                                      51,000            452,984
                                                                                      ------------
                                                                                      $  3,214,482
--------------------------------------------------------------------------------------------------
  Mexico - 1.2%
    Cifra S.A. de C.V. (Retail)*                                        168,735       $    389,319
    Fomento Economico Mexicano S.A. (Food and Beverage
      Products)                                                           7,020            289,575
    Grupo Continential S.A. (Food and Beverage Products)                160,320            190,918
    Grupo Financiero Banorte S.A. de C.V. (Finance)*                    222,880            303,335
    Grupo Mexico S.A. (Metals)                                           80,240            327,615
    Grupo Modelo S.A. de C.V. (Brewery)                                 227,400            483,573
    Grupo Television S.A. de C.V., GDR (Entertainment)*                  13,130            832,934
    Kimberly-Clark de Mexico S.A. de C.V. (Forest and
      Paper Products)                                                   274,030            882,840
    Nuevo Grupo Iusacell S.A. de C.V., ADR
      (Telecommunications)*                                              58,840            937,762
    Organiz Soriana S.A., "B" (General Merchandise)*                    184,270            734,729
    Telefonos de Mexico S.A., ADR (Utilities - Telephone)                91,215          5,364,582
    Tubos de Acero de Mexico S.A. (Steel)                                11,120            166,105
    Wal-Mart de Mexico S.A. de C.V. (Retail)*                             7,600            176,008
                                                                                      ------------
                                                                                      $ 11,079,295
--------------------------------------------------------------------------------------------------
  Netherlands - 3.7%
    Akzo Nobel N.V. (Chemicals)                                          76,930       $  3,148,573
    Fugro N.V. (Engineering)*                                            46,905          2,195,546
    Hunter Douglas N.V., ADR (Consumer Goods and
      Services)*                                                         73,388          1,674,229
    ING Groep N.V. (Financial Services)*                                142,874          7,794,088
    Koninklijke (Royal) Philips Electronics N.V.
      (Electronics)                                                      85,600          3,817,737
    Koninklijke Ahrend Groep N.V. (Consumer Goods and
      Services)*                                                        105,738          1,153,263
    KPN N.V. (Telecommunications)*                                      113,400         11,425,228
    Versatel Telecommunications N.V.
      (Telecommunications)*                                              76,070          3,049,075
                                                                                      ------------
                                                                                      $ 34,257,739
--------------------------------------------------------------------------------------------------
  Norway - 0.1%
    Schibsted ASA (Publishing)                                           64,000       $  1,329,165
--------------------------------------------------------------------------------------------------
  Peru - 0.1%
    Telefonica del Peru S.A., ADR (Telecommunications)                   38,650       $    584,581
--------------------------------------------------------------------------------------------------
  Philippines - 0.1%
    Philippine Long Distance Telephone Co. (Utilities -
      Telephone)                                                         40,890       $    753,909
--------------------------------------------------------------------------------------------------
  Singapore - 2.6%
    Chartered Semiconductor Manufacturing Co., ADR
      (Electronics)*                                                     67,150       $  5,867,231
    Datacraft Asia Ltd. (Telecommunications)                            539,909          4,049,318
    DBS Group Holdings Ltd. (Financial Services)                        266,264          3,667,763
    Natsteel Electronics Ltd. (Electronics)                             577,000          3,314,537
    Overseas Union Bank Ltd. (Banks and Credit Cos.)                    991,000          4,530,950
    Singapore Press Holdings Ltd. (Printing and
      Publishing)                                                       117,000          2,290,621
                                                                                      ------------
                                                                                      $ 23,720,420
--------------------------------------------------------------------------------------------------
  South Africa - 0.6%
    De Beers Centenary AG (Diamonds - Precious Stones)                   26,907       $    552,000
    De Beers Consolidated Mines Ltd. (Mining)                             8,160            162,180
    Dimension Data Holdings Ltd. (Financial Institutions)               183,074          1,202,390
    Imperial Holdings Ltd. (Conglomerate)*                               68,194            583,758
    Liberty Life Association of Africa Ltd. (Insurance)                  49,081            459,987
    Nedcor Ltd. (Banks and Credit Cos.)*                                 32,880            624,067
    Sasol Ltd. (Oils)                                                   125,950            739,844
    South African Breweries Ltd. (Brewery)                               87,696            647,155
    South African Breweries Ltd., ADR (Brewery)                          75,120            554,256
                                                                                      ------------
                                                                                      $  5,525,637
--------------------------------------------------------------------------------------------------
  South Korea - 1.7%
    H&CB (Banks and Credit Cos.)                                         19,000       $    325,372
    Hyundai Electronics Industries Co. (Electronics)                    126,039          1,999,357
    Korea Telecom Corp. (Telecommunications)*                            74,850          2,582,325
    Mirae Corp. (Electronics)*                                          171,900            889,325
    Mirae Corp., ADR (Electronics)*                                       7,210             68,495
    Samsung Corp. (Electronics)                                          43,960            499,230
    Samsung Electronics (Electronics)                                    32,368          8,752,050
                                                                                      ------------
                                                                                      $ 15,116,154
--------------------------------------------------------------------------------------------------
  Spain - 0.4%
    Altadis S.A. (Tobacco)*                                             170,050       $  1,986,076
    Cortefiel S.A. (Retail)                                              99,700          2,102,322
                                                                                      ------------
                                                                                      $  4,088,398
--------------------------------------------------------------------------------------------------
  Sweden - 2.0%
    Allgon AB, "B" (Electronics)                                         56,750       $  1,253,934
    Ericsson LM, ADR (Telecommunications)                                63,900          5,651,156
    Ericsson LM, "B" (Telecommunications)                                52,200          4,642,718
    Saab AB, "B" (Aerospace)                                            562,477          4,582,170
    Skandia Forsakrings AB (Insurance)                                   48,600          2,326,682
    Tele1 Europe Holding AB (Telecommunications)*                         6,190             97,399
                                                                                      ------------
                                                                                      $ 18,554,059
--------------------------------------------------------------------------------------------------
  Switzerland - 1.4%
    Jomed N.V. (Medical and Health Products)*                            62,060       $  1,889,549
    Nestle S.A. (Food and Beverage Products)                              2,028          3,575,434
    Novartis AG (Medical and Health Products)                             3,403          4,754,293
    Synthes-Stratec, Inc. (Medical Products)*                             5,880          2,499,000
                                                                                      ------------
                                                                                      $ 12,718,276
--------------------------------------------------------------------------------------------------
  Taiwan - 1.1%
    Acer, Inc., GDR (Computer Software - Systems)*                       96,840       $  1,007,136
    Advanced Semiconducor, Inc., GDR (Electronics)                       59,440          1,055,060
    ASE Test Ltd. (Business Services)*                                   51,470          1,524,799
    Far Eastern Textile Ltd., GDR (Textiles)*                            20,130            402,600
    Ritek Corp. (Computer - Software Systems)*##                         25,290            474,188
    Taipei Fund (Finance)*                                                  375          3,771,000
    Taiwan Semiconductor Manufacturing Co. Ltd., ADR
      (Electronics)                                                      42,129          2,203,873
                                                                                      ------------
                                                                                      $ 10,438,656
--------------------------------------------------------------------------------------------------
  Thailand - 0.2%
    Hana Microelectronics Public Co. Ltd. (Electronics)*                 60,900       $    457,871
    Total Access Communications Public Co. Ltd., ADR
      (Telecommunications)                                              489,000          1,286,070
                                                                                      ------------
                                                                                      $  1,743,941
--------------------------------------------------------------------------------------------------
  Turkey - 0.5%
    Turkiye Garanti Bankasi (Banks and Credit Cos.)*                 88,520,700       $  1,492,028
    Akbank T.A.S. (Banks and Credit Cos.)                            66,098,660          1,487,271
    Yapi ve Kredi Bankasi (Banks and Credit Cos.)                    42,929,491          1,369,888
                                                                                      ------------
                                                                                      $  4,349,187
--------------------------------------------------------------------------------------------------
  United Kingdom - 8.7%
    Anglo American PLC (Metals)                                          14,033       $    595,245
    Anglo American PLC, ADR (Metals)                                      3,266            133,090
    Antofagasta Holdings PLC (Minerals)                                  41,830            257,195
    ARM Holdings PLC (Electronics)*                                      27,500            278,242
    ARM Holdings PLC, ADR (Electronics)*                                208,000          6,604,000
    Boots Co. PLC (Retail)*                                             228,100          1,751,335
    BP Amoco PLC, ADR (Oils)                                            154,704          7,889,904
    BAE Systems PLC (Aerospace)*                                      1,054,727          6,485,061
    British Telecommunications PLC (Telecommunications)*                203,955          3,650,977
    Cable & Wireless Communications PLC
      (Telecommunications)                                              108,800          1,630,918
    Cable & Wireless Communications PLC, ADR
      (Telecommunications)*                                             134,700          2,235,124
    Capital Radio PLC (Broadcasting)                                     74,750          1,716,248
    Carlton Communicatons PLC (Broadcasting)                            174,700          2,117,037
    CGU PLC (Insurance)*                                                311,500          4,465,752
    Diageo PLC (Food and Beverage Products)*                            329,283          2,655,070
    lastminute.com plc (Internet)*                                        8,080             27,041
    Lloyds TSB Group PLC (Banks and Credit Cos.)*                       200,300          1,954,904
    Matalan PLC (Apparel and Textiles)                                  210,400          1,509,814
    Next PLC (Retail)                                                   209,513          1,638,792
    Reuters Group PLC (Business Services)                               170,800          3,060,131
    Royal Bank of Scotland PLC (Banks and Credit Cos.)*                 119,900          1,870,096
    United News & Media PLC (Broadcasting)                              429,300          5,579,872
    Vodafone AirTouch PLC (Telecommunications)*                       4,037,988         18,479,459
    Zeneca Group PLC (Medical and Health Products)                       81,300          3,408,033
                                                                                      ------------
                                                                                      $ 79,993,340
--------------------------------------------------------------------------------------------------
  Venezuela
    Mavesa S.A. (Consumer Goods and Services)                            85,160       $    223,545
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                  $481,393,304
--------------------------------------------------------------------------------------------------
U.S. Stocks - 41.7%
  Aerospace - 0.3%
    General Dynamics Corp.                                                7,600       $    444,600
    Honeywell International, Inc.                                        15,300            856,800
    United Technologies Corp.                                            16,700          1,038,531
                                                                                      ------------
                                                                                      $  2,339,931
--------------------------------------------------------------------------------------------------
  Automotive
    Harley-Davidson, Inc.                                                 5,500       $    218,969
--------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.1%
    Chase Manhattan Corp.                                                18,600       $  1,340,363
    First Tennessee National Corp.                                          400              7,600
                                                                                      ------------
                                                                                      $  1,347,963
--------------------------------------------------------------------------------------------------
  Biotechnology - 0.7%
    Abbott Laboratories, Inc.                                            41,900       $  1,610,531
    Abgenix, Inc.*                                                          800             71,650
    Alkermes, Inc.*                                                         500             26,625
    Genentech, Inc.*                                                      4,100            479,700
    Guidant Corp.*                                                        3,700            212,288
    Pharmacia Corp.                                                      68,552          3,423,315
    Waters Corp.*                                                         1,500            142,125
                                                                                      ------------
                                                                                      $  5,966,234
--------------------------------------------------------------------------------------------------
  Business Machines - 2.3%
    Hewlett-Packard Co.                                                  36,200       $  4,887,000
    International Business Machines Corp.                                17,600          1,964,600
    Sun Microsystems, Inc.*                                              80,900          7,437,744
    Texas Instruments, Inc.                                              40,300          6,563,862
                                                                                      ------------
                                                                                      $ 20,853,206
--------------------------------------------------------------------------------------------------
  Business Services - 0.6%
    Automatic Data Processing, Inc.                                      42,600       $  2,292,412
    Computer Sciences Corp.*                                             22,800          1,859,625
    First Data Corp.                                                     13,300            647,544
    IMRglobal Corp.*                                                      2,600             33,475
    Insight Enterprises, Inc.*                                              450             18,816
    Learning Tree International, Inc.*                                   20,700            992,306
    Pegasus Systems, Inc.*                                                  600             10,650
                                                                                      ------------
                                                                                      $  5,854,828
--------------------------------------------------------------------------------------------------
  Cellular Telephones - 2.4%
    Motorola, Inc.                                                       43,800       $  5,214,938
    QUALCOMM, Inc.*                                                      87,900          9,531,656
    Sprint Corp. (PCS Group)*                                            44,800          2,464,000
    Voicestream Wireless Corp.*                                          51,024          5,051,376
                                                                                      ------------
                                                                                      $ 22,261,970
--------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.3%
    Compaq Computer Corp.                                                24,200       $    707,850
    Dell Computer Corp.*                                                 36,600          1,834,575
                                                                                      ------------
                                                                                      $  2,542,425
--------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.1%
    Apple Computer, Inc.*                                                 2,100       $    260,531
    Microsoft Corp.*                                                    143,600         10,016,100
                                                                                      ------------
                                                                                      $ 10,276,631
--------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.6%
    EMC Corp.*                                                           40,400       $  5,613,075
    Internet Commerce Corp.*                                              1,100             24,681
    Lightspan, Inc.*                                                        670              5,570
                                                                                      ------------
                                                                                      $  5,643,326
--------------------------------------------------------------------------------------------------
  Computer Software - Systems - 7.2%
    BMC Software, Inc.*                                                 108,437       $  5,076,207
    Cadence Design Systems, Inc.*                                        30,600            514,463
    Computer Associates International, Inc.                              60,175          3,358,517
    Electronic Data Systems Corp.                                        25,600          1,760,000
    Foundry Networks, Inc.*                                               2,700            245,700
    Oracle Corp.*                                                       683,820         54,662,861
                                                                                      ------------
                                                                                      $ 65,617,748
--------------------------------------------------------------------------------------------------
  Conglomerates - 1.2%
    Tyco International Ltd.                                             242,700       $ 11,149,031
--------------------------------------------------------------------------------------------------
  Consumer Goods and Services
    Carson, Inc., "A"*                                                   20,900       $     91,438
--------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.2%
    General Electric Co.                                                 13,200       $  2,075,700
    Jabil Circuit, Inc.*                                                    800             32,750
    Micrel, Inc.*                                                           800             69,200
    QLogic Corp.                                                            400             40,125
                                                                                      ------------
                                                                                      $  2,217,775
--------------------------------------------------------------------------------------------------
  Electronics - 8.6%
    Altera Corp.*                                                       120,000       $ 12,270,000
    American Superconductor Corp.*                                        8,600            328,412
    Amkor Technology, Inc.*                                               4,400            269,225
    Analog Devices, Inc.*                                                92,000          7,066,750
    Applied Materials, Inc.*                                            110,300         11,229,919
    Applied Micro Circuits Corp.*                                           300             38,663
    Arrow Electronics, Inc.*                                              5,600            245,350
    Atmel Corp.*                                                          6,500            318,094
    ATMI, Inc.*                                                             600             23,100
    Burr-Brown Corp.*                                                       900             61,312
    Conductus, Inc.*                                                      1,600             25,600
    Credence Systems Corp.*                                                 600             85,650
    Flextronics International Ltd.*                                      23,720          1,666,330
    Hadco Corp.*                                                          9,400            773,737
    Intel Corp.                                                          94,400         11,971,100
    Lam Research Corp.*                                                  35,700          1,637,737
    LSI Logic Corp.*                                                     49,300          3,081,250
    LTX Corp.*                                                            1,400             64,050
    Maxim Integrated Products, Inc.*                                        600             38,888
    Microchip Technology, Inc.*                                             600             37,238
    Micron Technology, Inc.*                                             64,700          9,009,475
    National Semiconductor Corp.*                                        39,100          2,375,325
    Novellus Systems, Inc.*                                              27,000          1,800,562
    Photronics, Inc.*                                                       600             19,988
    PMC-Sierra, Inc.*                                                     3,700            709,937
    Quanta Services, Inc.*                                                  900             41,794
    Sanmina Corp.*                                                        6,600            396,412
    SCI Systems, Inc.*                                                   17,700            942,525
    SIPEX Corp.*                                                          3,000             68,625
    Solectron Corp.*                                                     43,100          2,017,619
    Teradyne, Inc.*                                                      33,800          3,718,000
    Xilinx, Inc.*                                                        92,000          6,739,000
                                                                                      ------------
                                                                                      $ 79,071,667
--------------------------------------------------------------------------------------------------
  Entertainment - 0.2%
    Disney (Walt) Co.                                                    37,400       $  1,619,887
    International Speedway Corp.                                            821             35,303
    Tivo, Inc.*                                                              25                447
    USA Networks, Inc.*                                                   1,400             32,200
                                                                                      ------------
                                                                                      $  1,687,837
--------------------------------------------------------------------------------------------------
U.S. Stocks - continued
  Finance - 0.3%
    R.O.C. Taiwan Fund*                                                 284,270       $  2,736,099
--------------------------------------------------------------------------------------------------
  Financial Institutions - 1.0%
    Citigroup, Inc.                                                      44,800       $  2,662,800
    Federal Home Loan Mortgage Corp.                                     35,200          1,617,000
    Goldman Sachs Group, Inc.                                             6,700            624,775
    Household International, Inc.                                        19,800            826,650
    Lehman Brothers Holdings, Inc.                                        3,900            320,044
    Merrill Lynch & Co., Inc.                                            19,600          1,997,975
    Morgan Stanley Dean Witter & Co.                                     10,500            805,875
    Schwab (Charles) Corp.                                               11,800            525,100
    Waddell & Reed Financial, Inc., "A"                                     900             23,962
                                                                                      ------------
                                                                                      $  9,404,181
--------------------------------------------------------------------------------------------------
  Food and Beverage Products
    Anheuser-Busch Cos., Inc.                                             6,000       $    423,375
--------------------------------------------------------------------------------------------------
  Insurance - 0.1%
    American International Group, Inc.                                    9,500       $  1,042,031
--------------------------------------------------------------------------------------------------
  Internet - 0.1%
    VeriSign, Inc.*                                                       2,400       $    334,500
    VIA NET.WORKS, Inc.                                                  28,790            574,001
                                                                                      ------------
                                                                                      $    908,501
--------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.8%
    American Home Products Corp.                                         11,700       $    657,394
    Bausch & Lomb, Inc.                                                   1,400             84,525
    Boston Scientific Corp.*                                             19,500            516,750
    Immunex Corp.*                                                       74,800          2,945,250
    Pfizer, Inc.                                                         17,000            716,125
    Warner-Lambert Co.                                                   18,500          2,105,531
                                                                                      ------------
                                                                                      $  7,025,575
--------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.5%
    Allscripts, Inc.*                                                       800       $     24,800
    BioSource International, Inc.*                                        4,900             48,081
    BioSphere Medical, Inc.*                                              1,900             44,650
    Medtronic, Inc.                                                      37,300          1,937,269
    PE Corp.                                                             39,300          2,358,000
    Ranbaxy Laboratories Ltd.                                            29,750            554,838
                                                                                      ------------
                                                                                      $  4,967,638
--------------------------------------------------------------------------------------------------
  Metals and Minerals
    Phelps Dodge Corp.                                                      156       $      7,215
--------------------------------------------------------------------------------------------------
  Office Equipment
    United Stationers, Inc.*                                                800       $     26,700
--------------------------------------------------------------------------------------------------
  Oil Services - 0.6%
    Baker Hughes, Inc.                                                    3,100       $     98,619
    Halliburton Co.                                                      12,000            530,250
    Noble Drilling Corp.*                                                26,700          1,066,331
    Schlumberger Ltd.                                                    42,800          3,276,875
    Weatherford International, Inc.*                                      1,000             40,625
                                                                                      ------------
                                                                                      $  5,012,700
--------------------------------------------------------------------------------------------------
  Oils - 0.5%
    EOG Resources, Inc.                                                  10,900       $    271,137
    Exxon Mobil Corp.                                                    47,700          3,705,694
    Grant Pride Co., Inc.*                                                1,000             19,250
    Transocean Sedco Forex, Inc.                                         12,100            568,700
                                                                                      ------------
                                                                                      $  4,564,781
--------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.6%
    Sepracor, Inc.*                                                      41,300       $  3,799,600
    Teva Pharmaceutical Industries Ltd.                                  29,620          1,303,280
                                                                                      ------------
                                                                                      $  5,102,880
--------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.1%
    McDonald's Corp.                                                     11,800       $    449,875
--------------------------------------------------------------------------------------------------
  Retail - 2.9%
    Bed Bath & Beyond, Inc.*                                             17,200       $    631,025
    Best Buy Co., Inc.*                                                  40,900          3,302,675
    Circuit City Stores, Inc.                                            47,500          2,793,594
    Costco Wholesale Corp.*                                              29,800          1,611,062
    CVS Corp.                                                            61,600          2,679,600
    Home Depot, Inc.                                                     60,000          3,363,750
    Kohl's Corp.*                                                        28,100          1,348,800
    Lowe's Cos., Inc.                                                     3,600            178,200
    Sears, Roebuck & Co.                                                 20,900            765,463
    Tandy Corp.                                                          57,200          3,260,400
    Target Corp.                                                          5,300            352,781
    The Limited., Inc.                                                   10,800            488,025
    Wal-Mart Stores, Inc.                                               109,300          6,052,487
                                                                                      ------------
                                                                                      $ 26,827,862
--------------------------------------------------------------------------------------------------
  Special Products and Services
    Newport News Shipbuilding, Inc.                                         100       $      3,338
--------------------------------------------------------------------------------------------------
  Supermarkets - 0.9%
    Albertsons, Inc.                                                     13,500       $    439,594
    Kroger Co.*                                                          43,700            811,181
    Safeway, Inc.*                                                      149,300          6,587,863
                                                                                      ------------
                                                                                      $  7,838,638
--------------------------------------------------------------------------------------------------
  Technology
    Advanced Micro Devices, Inc.*                                         2,500       $    219,375
--------------------------------------------------------------------------------------------------
  Telecommunications - 7.0%
    Amdocs Ltd.*                                                          9,780       $    661,984
    AT&T Wireless Group                                                  37,640          1,197,422
    AT&T Wireless Group, "A"                                             40,200          2,007,487
    Cabletron Systems, Inc.*                                             22,400            512,400
    CIENA Corp.*                                                         67,400          8,332,325
    Cisco Systems, Inc.*                                                446,000         30,920,344
    Corning, Inc.                                                        13,800          2,725,500
    EchoStar Communications Corp.*                                       18,200          1,159,113
    Intermedia Communications, Inc.*                                     16,300            664,225
    ITC Deltacom, Inc.*                                                     900             29,588
    JDS Uniphase Corp.*                                                  19,012          1,971,307
    Lucent Technologies, Inc.                                            20,800          1,293,500
    MCI WorldCom, Inc.*                                                  31,800          1,444,912
    Metromedia Fiber Network, Inc., "A"*                                131,820          4,069,942
    MGC Communications, Inc.*                                             1,800             88,200
    NTL, Inc.*                                                           42,300          3,235,950
    Powerwave Technologies, Inc.*                                         4,000            832,250
    Sprint Corp.*                                                        19,500          1,199,250
    Time Warner Telecom, Inc.*                                            3,500            191,625
    UnitedGlobalCom, Inc.*                                               27,200          1,445,000
    UTStarcom, Inc.*                                                      1,470             69,825
                                                                                      ------------
                                                                                      $ 64,052,149
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.4%
    Calpine Corp.*                                                       43,500       $  3,980,250
--------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.1%
    Enron Corp.                                                           8,800       $    613,250
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                     $382,347,392
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $651,424,341)                                          $863,740,696
--------------------------------------------------------------------------------------------------
Warrants
--------------------------------------------------------------------------------------------------
U.S. Stocks
    Acclaim Entertainment, Inc.* (Identified Cost, $0)                    2,185       $      2,322
--------------------------------------------------------------------------------------------------

Short-Term Obligations - 6.3%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)              VALUE
--------------------------------------------------------------------------------------------------
    Federal Agricultural Mortgage Corp., due 5/11/00 - 5/
      12/00                                                      $       39,000       $ 38,931,447
    Federal Home Loan Bank, due 5/01/00                                   8,820          8,820,000
    Federal Home Loan Mortgage Corp., due 5/16/00                        10,000          9,975,458
--------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                       $ 57,726,905
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $709,151,246)                                     $921,469,923
Other Assets, Less Liabilities - (0.6)%                                                 (5,299,128)
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $916,170,795
--------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
APRIL 30, 2000
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $709,151,246)      $  921,469,923
  Investments of cash collateral for securities loaned,
    at identified cost and value                                121,185,078
  Cash                                                               35,740
  Foreign currency, at value (identified cost, $860,396)            842,372
  Receivable for Fund shares sold                                 2,850,408
  Receivable for investments sold                                15,492,333
  Dividends and interest receivable                               1,029,364
  Other assets                                                        6,456
                                                             --------------
      Total assets                                           $1,062,911,674
                                                             --------------
Liabilities:
  Payable for Fund shares reacquired                         $    1,064,594
  Payable for investments purchased                              24,121,289
  Collateral for securities loaned, at value                    121,185,078
  Payable to affiliates -
    Management fee                                                   66,296
    Shareholder servicing agent fee                                   7,366
    Distribution and service fee                                     50,575
    Administrative fee                                                1,289
  Accrued expenses and other liabilities                            244,392
                                                             --------------
      Total liabilities                                      $  146,740,879
                                                             --------------
Net assets                                                   $  916,170,795
                                                             ==============

Net assets consist of:
  Paid-in capital                                            $  570,319,962
  Unrealized appreciation on investments and translation
    of assets and
    liabilities in foreign currencies                           212,249,203
  Accumulated undistributed net realized gain on
    investments and foreign
    currency transactions                                       138,360,730
  Accumulated net investment loss                                (4,759,100)
                                                             --------------
      Total                                                  $  916,170,795
                                                             ==============
Shares of beneficial interest outstanding                     31,646,858
                                                              ==========
Class A shares:
  Net asset value per share
    (net assets of $369,696,609 / 12,619,941 shares of
     beneficial interest outstanding)                           $29.29
                                                                ======
  Offering price per share (100 / 94.25 of net asset
     value per share)                                           $31.08
                                                                ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $471,798,707 / 16,424,294 shares of
     beneficial interest outstanding)                           $28.73
                                                                ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $64,665,005 / 2,262,867 shares of
     beneficial interest outstanding)                           $28.58
                                                                ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $10,010,474 / 339,756 shares of
     beneficial interest outstanding)                           $29.46
                                                                ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2000
------------------------------------------------------------------------------

Net investment income (loss):
  Income -
    Dividends                                                  $  2,500,369
    Interest                                                      1,186,371
    Income on securities loaned                                     279,515
    Foreign taxes withheld                                         (302,590)
                                                               ------------
      Total investment income                                  $  3,663,665
                                                               ------------
  Expenses -
    Management fee                                             $  3,735,959
    Trustees' compensation                                           21,768
    Shareholder servicing agent fee                                 415,106
    Distribution and service fee (Class A)                          583,645
    Distribution and service fee (Class B)                        2,200,292
    Distribution and service fee (Class C)                          238,665
    Administrative fee                                               49,221
    Custodian fee                                                   439,608
    Printing                                                         11,375
    Postage                                                          56,496
    Auditing fees                                                    20,896
    Legal fees                                                          940
    Miscellaneous                                                   196,225
                                                               ------------
      Total expenses                                           $  7,970,196
    Fees paid indirectly                                           (180,970)
    Reduction of expenses by distributor                           (167,798)
                                                               ------------
      Net expenses                                             $  7,621,428
                                                               ------------
        Net investment loss                                    $ (3,957,763)
                                                               ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                    $142,740,750
    Foreign currency transactions                                  (213,029)
                                                               ------------
      Net realized gain on investments and foreign currency
        transactions                                           $142,527,721
  Change in unrealized appreciation (depreciation) -
    Investments                                                $ 71,880,708
    Translation of assets and liabilities in foreign
      currencies                                                    (78,518)
                                                             --------------
      Net unrealized gain on investments and foreign
      currency translation                                   $   71,802,190
                                                             --------------
        Net realized and unrealized gain on investments and
      foreign currency                                       $  214,329,911
                                                             --------------
          Increase in net assets from operations             $  210,372,148
                                                             ==============

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                      YEAR ENDED
                                                              APRIL 30, 2000                OCTOBER 31, 1999
                                                                 (UNAUDITED)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                          $  (3,957,763)                  $  (3,583,816)
  Net realized gain on investments and foreign currency
    transactions                                                 142,527,721                      65,098,721
  Net unrealized gain on investments and foreign currency
    translation                                                   71,802,190                     110,860,673
                                                               -------------                   -------------
    Increase in net assets from operations                     $ 210,372,148                   $ 172,375,578
                                                               -------------                   -------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                            $ (20,046,664)                  $ (16,259,953)
  From net realized gain on investments and foreign
    currency transactions (Class B)                              (25,906,105)                    (22,605,139)
  From net realized gain on investments and foreign
    currency transactions (Class C)                               (2,240,760)                     (1,663,777)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                 (625,939)                       (471,404)
                                                               -------------                   -------------
    Total distributions declared to shareholders               $ (48,819,468)                  $ (41,000,273)
                                                               -------------                   -------------
Net increase (decrease) in net assets from Fund share
  transactions                                                 $ 145,907,046                   $  (1,797,176)
                                                               -------------                   -------------
      Total increase in net assets                             $ 307,459,726                   $ 129,578,129
Net assets:
  At beginning of period                                         608,711,069                     479,132,940
                                                               -------------                   -------------

At end of period (including accumulated net investment
loss of $4,759,100 and $801,337, respectively)                 $ 916,170,795                   $ 608,711,069
                                                               =============                   =============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                          SIX MONTHS ENDED       -------------------------------------------------------------
                                            APRIL 30, 2000           1999         1998         1997         1996        1995
                                               (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period             $  23.20       $  18.27      $  20.79    $  19.09     $  18.16     $  17.45
                                                  --------       --------      --------    --------     --------     --------
Income (loss) from investment operations# -
  Net investment loss(S)                          $  (0.07)      $  (0.05)     $  (0.01)   $  (0.02)    $  (0.07)    $   --
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                              8.06           6.59         (0.41)       2.77         2.73         0.93
                                                  --------       --------      --------    --------     --------     --------
      Total from investment operations            $   7.99       $   6.54      $  (0.42)   $   2.75     $   2.66     $   0.93
                                                  --------       --------      --------    --------     --------     --------
Less distributions declared to shareholders -
  From net investment income                      $   --         $   --        $   --      $   --       $  (0.01)    $   --
  From net realized gain on investments
    and foreign currency transactions                (1.90)         (1.61)        (2.10)      (1.05)       (1.72)       (0.22)
                                                  --------       --------      --------    --------     --------     --------
      Total distributions declared to
        shareholders                              $  (1.90)      $  (1.61)     $  (2.10)   $  (1.05)    $  (1.73)    $  (0.22)
                                                  --------       --------      --------    --------     --------     --------
Net asset value - end of period                   $  29.29       $  23.20      $  18.27    $  20.79     $  19.09     $  18.16
                                                  ========       ========      ========    ========     ========     ========
Total return(+)                                      35.49%++       38.13%        (1.99)%     15.17%       15.73%        5.47%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                          1.44%+         1.48%         1.49%       1.52%        1.58%        1.63%
  Net investment income (loss)                       (0.51)%+       (0.23)%       (0.06)%     (0.10)%      (0.35)%       0.02%
Portfolio turnover                                      88%           146%          104%        133%          95%         149%
Net assets at end of period (000 Omitted)         $369,697       $244,777      $195,194    $204,918     $172,106     $143,543

(S) The distributor voluntarily waived a portion of its fee for the periods indicated. If the fee had been incurred by the Fund, the net investment loss per share and the ratios would have been:
     Net investment income                        $  (0.08)      $  (0.07)     $  (0.03)   $  (0.04)    $  (0.09)    $   --
     Ratios (to average net assets):
       Expenses##                                     1.54%+         1.58%         1.59%       1.62%        1.68%        1.73%
       Net investment loss                           (0.61)%+       (0.33)%       (0.16)%     (0.20)%      (0.45)%      (0.08)%

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                          SIX MONTHS ENDED       -------------------------------------------------------------
                                            APRIL 30, 2000           1999         1998         1997         1996        1995
                                               (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period             $  22.73       $  18.06      $  20.56    $  18.87     $  17.97     $  17.32
                                                  --------       --------      --------    --------     --------     --------
Income (loss) from investment operations# -
  Net investment loss                             $  (0.18)      $  (0.20)     $  (0.16)   $  (0.17)    $  (0.21)    $  (0.14)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                              7.94           6.48         (0.40)       2.76         2.70         0.92
                                                  --------       --------      --------    --------     --------     --------
      Total from investment operations            $   7.76       $   6.28      $  (0.56)   $   2.59     $   2.49     $   0.78
                                                  --------       --------      --------    --------     --------     --------
Less distributions declared to shareholders
  from net realized gain on investments
  and foreign currency transactions               $  (1.76)      $  (1.61)     $  (1.94)   $  (0.90)    $  (1.59)    $  (0.13)
                                                  --------       --------      --------    --------     --------     --------
Net asset value - end of period                   $  28.73       $  22.73      $  18.06    $  20.56     $  18.87     $  17.97
                                                  ========       ========      ========    ========     ========     ========
Total return                                         35.00%++       37.12%        (2.70)%     14.30%       14.77%        4.61%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                          2.19%+         2.23%         2.24%       2.28%        2.39%        2.45%
  Net investment loss                                (1.27)%+       (0.99)%       (0.81)%     (0.87)%      (1.16)%      (0.80)%
Portfolio turnover                                      88%           146%          104%        133%          95%         149%
Net assets at end of period (000 Omitted)         $471,799       $330,542      $259,345    $308,692     $282,668     $247,437

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                          SIX MONTHS ENDED       -------------------------------------------------------------
                                            APRIL 30, 2000           1999         1998         1997         1996        1995
                                               (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period             $  22.64       $  17.99      $  20.49    $  18.85     $  17.96     $  17.34
                                                  --------       --------      --------    --------     --------     --------
Income (loss) from investment operations# -
  Net investment loss                             $  (0.17)      $  (0.20)     $  (0.16)   $  (0.17)    $  (0.20)    $  (0.13)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                              7.89           6.46         (0.40)       2.75         2.70         0.92
                                                  --------       --------      --------    --------     --------     --------
      Total from investment operations            $   7.72       $   6.26      $  (0.56)   $   2.58     $   2.50     $   0.79
                                                  --------       --------      --------    --------     --------     --------
Less distributions declared to shareholders
  from net realized gain on investments
  and foreign currency transactions               $  (1.78)      $  (1.61)     $  (1.94)   $  (0.94)    $  (1.61)    $  (0.17)
                                                  --------       --------      --------    --------     --------     --------
Net asset value - end of period                   $  28.58       $  22.64      $  17.99    $  20.49     $  18.85     $  17.96
                                                  ========       ========      ========    ========     ========     ========
Total return                                         34.97%++       37.15%        (2.73)%     14.27%       14.88%        4.68%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                          2.19%+         2.23%         2.24%       2.25%        2.32%        2.38%
  Net investment loss                                (1.24)%+       (0.99)%       (0.83)%     (0.85)%      (1.10)%      (0.72)%
Portfolio turnover                                      88%           146%          104%        133%          95%         149%
Net assets at end of period (000 Omitted)         $ 64,665       $ 26,120      $ 19,149    $ 24,662     $ 19,994     $ 13,349

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED
                                                                                  OCTOBER 31,                    PERIOD ENDED
                                                SIX MONTHS ENDED         -----------------------------           OCTOBER 31,
                                                  APRIL 30, 2000                1999              1998                 1997*
                                                     (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                         CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $  23.33            $  18.32          $  20.84              $  18.34
                                                        --------            --------          --------              --------
Income (loss) from investment operations# -
  Net investment income (loss)                          $  (0.04)           $  --             $   0.04              $   0.04
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        8.13                6.62             (0.40)                 2.46
                                                        --------            --------          --------              --------
      Total from investment operations                  $   8.09             $  6.62          $  (0.36)             $   2.50
                                                        --------            --------          --------              --------
Less distributions declared to shareholders
  from net realized gain on investments and foreign
  currency transactions                                 $  (1.96)           $  (1.61)         $  (2.16)             $  --
                                                        --------            --------          --------              --------
Net asset value - end of period                         $  29.46            $  23.33          $  18.32              $  20.84
                                                        ========            ========          ========              ========
Total return                                               35.66%++            38.55%            (1.64)%               13.58%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                1.19%               1.23%             1.24%                 1.21%+
  Net investment income (loss)                             (0.28)%+             0.01%             0.19%                 0.20%+
Portfolio turnover                                            88%                146%              104%                  133%
Net assets at end of period (000 Omitted)                $10,010              $7,272            $5,445                $6,550

 * For the period from the inception of Class I, January 2, 1997, through October 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Global Growth Fund (the Fund) is a non-diversified series of MFS Series Trust VIII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the Fund to certain qualified institutions (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At April 30, 2000, the value of securities loaned was $121,803,270. These loans were collateralized by U.S. Treasury securities of $8,029,640 and cash of $121,185,078 which was invested in the following short-term obligation:

                                                                     AMORTIZED
                                                                      COST AND
                                                          SHARES         VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio         121,185,078  $121,185,078

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

            First $1 billion of average net assets           0.90%
            Average net assets in excess of $1 billion       0.75%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $6,400 for the six months ended April 30, 2000.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund incurs an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $132,846 for the six months ended April 30, 2000, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $25,298 for the six months ended April 30, 2000. The Class A distribution fee is currently being waived on a voluntary basis and may be imposed at the discretion of MFD. Fees incurred under the distribution plan during the six months ended April 30, 2000, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $13,805 and $548 for Class B and Class C shares, respectively, for the six months ended April 30, 2000. Fees incurred under the distribution plan during the six months ended April 30, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended April 30, 2000, were $8,237, $131,305, and $2,541 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $780,068,892 and $689,246,829, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $709,151,246
                                                                 ------------
Gross unrealized appreciation                                    $245,806,728
Gross unrealized depreciation                                     (33,488,051)
                                                                 ------------
    Net unrealized appreciation                                  $212,318,677
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                               SIX MONTHS ENDED APRIL 30, 2000       YEAR ENDED OCTOBER 31, 1999
                               -------------------------------    ------------------------------
                                       SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                         9,497,492    $ 285,333,677       47,525,247    $ 966,767,986
Shares issued to shareholders
  in reinvestment of
  distributions                       678,919       17,997,576          836,303       15,402,364
Shares reacquired                  (8,108,800)    (243,102,632)     (48,494,561)    (989,104,678)
                                -------------    -------------    -------------    -------------
    Net increase (decrease)         2,067,611    $  60,228,621         (133,011)   $  (6,934,328)
                                =============    =============    =============    =============

Class B Shares
                               SIX MONTHS ENDED APRIL 30, 2000       YEAR ENDED OCTOBER 31, 1999
                               -------------------------------    ------------------------------
                                       SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                         3,036,882    $  88,502,751        2,782,026    $  57,830,751
Shares issued to shareholders
  in reinvestment of
  distributions                       820,312       21,361,161          987,616       17,849,062
Shares reacquired                  (1,972,202)     (56,698,921)      (3,591,842)     (72,391,978)
                                -------------    -------------    -------------    -------------
    Net increase                    1,884,992    $  53,164,991          177,800    $   3,287,835
                                =============    =============    =============    =============

Class C Shares
                               SIX MONTHS ENDED APRIL 30, 2000       YEAR ENDED OCTOBER 31, 1999
                               -------------------------------    ------------------------------
                                       SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                         1,638,764    $  47,546,142        3,132,092    $  63,131,555
Shares issued to shareholders
  in reinvestment of
  distributions                        64,928        1,681,650           65,363        1,176,528
Shares reacquired                    (594,666)     (17,433,216)      (3,107,998)     (62,729,730)
                                -------------    -------------    -------------    -------------
    Net increase                    1,109,026    $  31,794,576           89,457    $   1,578,353
                                =============    =============    =============    =============

Class I Shares
                               SIX MONTHS ENDED APRIL 30, 2000       YEAR ENDED OCTOBER 31, 1999
                               -------------------------------    ------------------------------
                                       SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                           382,820    $  12,078,991           46,819    $     980,650
Shares issued to shareholders
  in reinvestment of
  distributions                        23,522          625,934           25,647          471,399
Shares reacquired                    (378,272)     (11,986,067)         (57,985)      (1,181,085)
                                -------------    -------------    -------------    -------------
    Net increase                       28,070    $     718,858           14,481    $     270,964
                                =============    =============    =============    =============

(6) Line of Credit
The Fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended April 30, 2000, was $3,198. The Fund had no borrowings during the period.

MFS(R) GLOBAL GROWTH FUND

TRUSTEES                                             TREASURER
Richard B. Bailey+ - Private Investor;               W. Thomas London*
Former Chairman and Director (until 1991),
MFS Investment Management(R)                         ASSISTANT TREASURERS
                                                     Mark E. Bradley*
Marshall N. Cohan+ - Private Investor                Ellen Moynihan*
                                                     James O. Yost*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac
Surgery, Brigham and Women's Hospital;               SECRETARY
Professor of Surgery, Harvard Medical School         Stephen E. Cavan*

The Hon. Sir J. David Gibbons, KBE+ - Chief          ASSISTANT SECRETARY
Executive Officer, Edmund Gibbons Ltd.;              James R. Bordewick, Jr.*
Chairman, Colonial Insurance Company, Ltd.
                                                     CUSTODIAN
Abby M. O'Neill+ - Private Investor                  State Street Bank and Trust Company

Walter E. Robb, III+ - President and Treasurer,      INVESTOR INFORMATION
Benchmark Advisors, Inc. (corporate financial        For information on MFS mutual funds, call
consultants); President, Benchmark                   your investment professional or, for an
Consulting Group, Inc. (office services)             information kit, call toll free: 1-800-637-2929
                                                     any business day from 9 a.m. to 5 p.m.
Arnold D. Scott* - Senior Executive                  Eastern time (or leave a message anytime).
Vice President, Director, and Secretary,
MFS Investment Management                            INVESTOR SERVICE
                                                     MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and Chief              P.O. Box 2281
Executive Officer, MFS Investment                    Boston, MA 02107-9906
Management
                                                     For general information, call toll free:
J. Dale Sherratt+ - President, Insight               1-800-225-2606 any business day from
Resources, Inc. (acquisition planning specialists)   8 a.m. to 8 p.m. Eastern time.

Ward Smith+ - Former Chairman (until 1994),          For service to speech- or hearing-impaired,
NACCO Industries (holding company)                   call toll free: 1-800-637-6576 any business
                                                     day from 9 a.m. to 5 p.m. Eastern time. (To
INVESTMENT ADVISER                                   use this service, your phone must be equipped
Massachusetts Financial Services Company             with a Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                For share prices, account balances, exchanges,
                                                     or stock and bond outlooks, call toll free:
DISTRIBUTOR                                          1-800-MFS-TALK (1-800-637-8255) anytime
MFS Fund Distributors, Inc.                          from a touch-tone telephone.
500 Boylston Street
Boston, MA 02116-3741                                WORLD WIDE WEB
                                                     www.mfs.com
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

DIRECTOR OF INTERNATIONAL
EQUITY RESEARCH
David A. Antonelli*

PORTFOLIO MANAGERS
John W. Ballen*
Toni Y. Shimura*

+ Independent Trustee
* MFS Investment Management

MFS(R) GLOBAL GROWTH FUND                                       ------------
                                                                  BULK RATE
                                                                U.S. POSTAGE
                                                                    PAID
[Logo] M F S(R)                                                     MFS
INVESTMENT MANAGEMENT                                           ------------
  We invented the mutual fund(R)


500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                               MWF-3  06/00  96M 09/209/309/809